UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    Form 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2002

                            Luong Dae Solutions, Inc.
             (Exact name of registrant as specified in its charter)

                        Rocky Point Pharmaceuticals, Inc.
                           (Former name of registrant)

            Nevada                      33-55254-09               87-0434293
(State or other jurisdiction      (Commission File Number)      (IRS Employer
         of incorporation)                                   Identification No.)

9350 South 150 East, Suite 900
Sandy, Utah                                             84070
(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code: (801) 617-2040

                    INFORMATION TO BE INCLUDED IN THIS REPORT

Item 8.  Change in Fiscal Year.

On August 13, 2002 the registrant made the decision to change its fiscal year end from December 31 to June 30. A Form 10-KSB will be filed for the period ended June 30, 2002.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                            Luong Dae Solutions, Inc.
                                            (Registrant)


Date:    August 14, 2002               By: /s/ Arden Oliphant
         ---------------                   ------------------
                                       Arden Oliphant, Secretary,
                                       Director,  and Acting President